POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRE-IPO AND GROWTH FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-287835, 811-24096) with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints LAURENCE K. RUSSIAN, JOHN MULFINGER, PHILIP B. SINENENG, JOANN M. STRASSER, and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2025.

/s/ Bruce F. Beaty
Bruce F. Beaty
Trustee

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn
Witness
STATE OF connecticut	)
	)	ss:
COUNTY OF FAIRFIELD	)

Before me, a Notary Public, in and for said county and state, personally appeared Bruce F. Beaty, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of September, 2025.

/s/ Dayana Ovalle
Notary Public
My commission expires:	12/31/2029

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRE-IPO AND GROWTH FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-287835, 811-24096) with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints LAURENCE K. RUSSIAN, JOHN MULFINGER, PHILIP B. SINENENG, JOANN M. STRASSER, and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2025.

/s/ Richard L. Latto
Richard L. Latto
Trustee

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn
Witness
STATE OF connecticut	)
	)	ss:
COUNTY OF FAIRFIELD	)

Before me, a Notary Public, in and for said county and state, personally appeared Richard L. Latto, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of September, 2025.

/s/ Dayana Ovalle
Notary Public
My commission expires:	12/31/2029

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRE-IPO AND GROWTH FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-287835, 811-24096) with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee, President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN MULFINGER, PHILIP B. SINENENG, JOANN M. STRASSER, and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2025.

/s/ Laurence K. Russian
Laurence K. Russian
Trustee, President and Principal Executive Officer

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn
Witness
STATE OF connecticut	)
	)	ss:
COUNTY OF FAIRFIELD	)

Before me, a Notary Public, in and for said county and state, personally appeared Laurence K. Russian, Trustee, President and Principal Executive Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of September, 2025.

/s/ Dayana Ovalle
Notary Public
My commission expires:	12/31/2029

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRE-IPO AND GROWTH FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 (File Nos. 333-287835, 811-24096) with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Treasurer and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints LAURENCE K. RUSSIAN, PHILIP B. SINENENG, JOANN M. STRASSER, and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment or amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2025.

/s/ John Mulfinger
John Mulfinger
Treasurer and Principal Accounting Officer

SIGNED, SEALED, AND DECLARED by the Trustee as his Power of Attorney in the presence of the following witness, who has signed in the presence of and at the request of the Trustee on the day and year appearing above.

I, the witness, swear that I am not related to the Principal by blood, marriage, civil union, or adoption; and that I am not entitled to any portion of the estate of the Principal under the Principal's current will or codicil, or under any current trust instrument of the Principal.

/s/ David Finn
Witness
STATE OF connecticut	)
	)	ss:
COUNTY OF FAIRFIELD	)

Before me, a Notary Public, in and for said county and state, personally appeared David J. Finn, Treasurer and Principal Accounting Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of September, 2025.

/s/ Dayana Ovalle
Notary Public
My commission expires:	12/31/2029